SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                  AMENDMENT #1


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 15, 2003



                                   REVA, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                          000-26235                  54-1921580
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

212 North Oak Street, Suite A, Roanoke, TX                   76262
------------------------------------------                  --------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (866) 491-8385
                                                      ----------------

Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

          Effective on October 15, 2003, Robert N. Whitnell was dismissed as the principal accountant engaged to audit the financial statements of Reva, Inc. (the "Company"). Robert N. Whitnell performed no audits of the Company's financial statements for any fiscal year. During this period and the subsequent interim period prior to their dismissal, there were no disagreements with Robert N. Whitnell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Robert N. Whitnell's satisfaction would have caused Robert N. Whitnell to make reference to this subject matter of the disagreements in connection with Robert N. Whitnell's report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

          The Company has requested Robert N. Whitnell to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated October 16, is filed with this Form 8-K.


          On October 16, 2003, the Company engaged Davis Kinard and Company to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with Davis Kinard and Company with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject or disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K.


          Board of Directors of the Company approved the change in accountants described herein.



Item 5.     Other Events


        The Company's new address, effective immediately, is 212 North Oak Street, Suite A, Roanoke, TX 76262. Their new phone number is (866) 491-8385, and the new fax number is (817) 491-1190.



Item 6.     Resignation and Appointment of Directors

                None.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.

                Exhibits:

                        EX-16.1 Confirmation of Robert N. Whitnell
                        EX-16.2 Resignation of Robert N. Whitnell
                        EX-23.1 Consent of Robert N. Whitnell


Item 8.  Change in Fiscal Year.

        None.


Item 9.  Regulation FD Disclosure.

        None.


Item 10. Amendments to the Registrant's Code of Ethics, Waiver of a Provision of the Code of Ethics

        None.


Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans

        None


Item 12.  Results of Operations and Financial Condition.

        None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 15, 2003             REVA, INC.




                                    By: /s/ John G. Perry
                                        ----------------------------------------
                                         John G. Perry, President